Summary Prospectus

MetWest AlphaTrak 500 Fund

Class M Shares – MWATX

July 29, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.mwamllc.com/literature.php. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com.

The Fund’s current Prospectus and Statement of Additional Information, both dated July 29, 2011, are incorporated by reference into this Summary Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ME-ATX_0711

INVESTMENT OBJECTIVE

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the S&P 500 Index.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.62%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.26%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses[2]	1.89%

Fee Waiver and/or Expense Reimbursement[3]	0.98%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[3]	0.91%

1 The management fee paid to the Adviser for providing services to the Fund consists of a basic fee at an annual rate of 0.35% of the Fund’s average net assets and a positive or negative performance adjustment of up to an annual rate of 0.35% (applied to the average assets for the rolling 3-month performance period), resulting in a total minimum fee of 0% and a total maximum fee of 0.70%. The average monthly management fee for the year ended March 31, 2011 was 0.62% (annual rate).

2 Total Annual Fund Operating Expenses will not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund, but does not include Acquired Fund Fees and Expenses.

3 Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses including distribution expenses to limit the Fund’s total annual operating expenses to 0.90% and limit “Other Expenses” to 0.20% of the Fund’s average daily net assets, assuming the maximum management fee. “Other Expenses” does not include interest, taxes, brokerage commissions, short sale dividend expenses, acquired fund fees and expenses (“AFFE”), and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. This contract will remain in place until July 31, 2012. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser. If AFFE had not been incurred, the ratio of annualized operating expenses to average net assets for the year ended March 31, 2011 would have been 0.90%. Assuming the amount of other expenses and fee reduction and/or expense reimbursement shown above, net expenses would have been 0.91% assuming the minimum management fee, 0.91% assuming the basic fee and 0.91% assuming the maximum management fee.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$499	$930	$2,132

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an enhanced S&P 500 Index fund that combines non-leveraged investments in the S&P 500 with a fixed-income portfolio. The Adviser actively manages the fixed-income portfolio in an effort to produce an investment return that, when combined with the Fund’s return on the S&P 500 Index futures, will exceed the total return of the S&P 500 Index. The Fund may also use S&P 500 swap contracts together or in lieu of the S&P index futures. The Fund is not designed for investors that are sensitive to taxable gains.

The Fund pursues its objective by investing, under normal circumstances, in S&P 500 Index futures contracts with a contractual or “notional” value substantially equal to the Fund’s total assets. The Fund will make margin deposits with futures commission merchants with a total value equal to approximately 4% to 5% of the notional value of the futures contracts and invest the rest of its assets in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations, mortgage-related issuers and governments. The portfolio duration is up to three years and the dollar-weighted average maturity ranges from one to five years. At least 85% of the Fund’s net assets are invested in fixed income securities rated at least investment grade or unrated securities that are determined by the Adviser to be of similar quality. Up to 15% of the Fund’s net assets may be invested in securities rated below investment grade.

Investments typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps,

Summary Prospectus

futures, options, credit default swaps, private placements, defaulted debt securities and restricted securities. These investments may have interest rates that are fixed, variable or floating. The Fund invests in the U.S. and abroad, including emerging markets.

PRINCIPAL RISKS

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

Market Risk. The risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

Liquidity Risk. The risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

Interest Rate Risk. The risk that debt securities will decline in value because of changes in interest rates.

Prepayment and Extension Risk. The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Derivatives and Swaps Risks. The risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested. Swaps also involve the risks that the counterparty may default and the potential lack of liquidity.

Foreign Securities Risk. The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets. Investments by the Fund in currencies other than U.S. dollars may decline in value against the U.S. dollar if not properly hedged.

Please see “Additional Fund Information – Principal Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table compares the average annual total returns of the Fund to broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.mwamllc.com or by calling (800) 241-4671.

ANNUAL TOTAL RETURNS FOR YEARS ENDED 12/31

Year-to-Date Total Return as of June 30, 2011: 7.69%

Highest/Lowest quarterly results during this period were:

Highest	29.87%	(quarter ended September 30, 2009)
Lowest	-33.87%	(quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended December 31, 2010

AlphaTrak 500 Fund (Class M Shares)	1 Year	5 Years	10 Years	Since Inception (June 29, 1998)

Return Before Taxes	31.91%	0.80%	0.81%	2.37%

Return After Taxes on Distributions	29.94%	-3.18%	-2.05%	-0.69%

Return After Taxes on Distributions and Sale of Fund Shares	20.47%	-1.61%	-0.98%	0.26%

S&P 500 Index	17.29%	2.68%	1.61%	2.75%

(Reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

INVESTMENT ADVISER

Metropolitan West Asset Management, LLC.

PORTFOLIO MANAGERS

Tad Rivelle – Founding Partner, Chief Investment Officer and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Steve Kane – CFA, Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or telephone (800) 241-4671. You may also purchase or redeem Fund shares through your dealer or financial advisor.

The following table provides the Fund’s minimum initial and subsequent investment requirements. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100

TAX INFORMATION

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3